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C&D TECHNOLOGIES

C&D Technologies, Inc.

(NYSE: CHP)

Adams Harkness 25th Annual Summer Seminar

August 4, 2005

                                               Jeffrey A. Graves, President and CEO

                                Stephen Markert, Vice President and CFO

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C&D TECHNOLOGIES

Forward Looking Statements

These materials may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934). Words such as “anticipates”, “expects”, “believes”
and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that accompany forward-
looking statements, or appear in Securities and Exchange Commission filings
(including without limitation the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2005 or the quarterly and current reports filed on Form 10-Q or 8-K thereafter), could cause the company’s actual results to differ materially from those expressed in any forward-looking statements made herein.

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C&D TECHNOLOGIES

Jeff Graves - Overview

Joined C&D 7-5-05

Prior experience:

KEMET Corporation

General Electric Power Systems Division and Corporate Research & Development

 Center

Rockwell International Corporation

Howmet Corporation

Core areas of expertise:

Customer focus and alignment

Development & commercialization of new products

Business process improvements and standardization

International operations

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C&D TECHNOLOGIES

Initial Observations of C&D

With a renewed focus on execution, customer satisfaction, quality and technology development, C&D can re-energize profitability.

Significant Opportunities:

99 year history

World-class customer base

Industry-leading technology

Powerful international manufacturing

platform

Great synergies between Standby

Power and Motive Power divisions

Robust R&D capabilities

Issues:

Reynosa plant transition – under-resourced

CPS Acquisition – integration challenges

underestimated

$2.2M charge in Q3 related to continued

integration activities for the Power

Electronics Division

Motive Power – recent history of poor

execution, but a real turnaround opportunity

Lead hedging – new hedging policy in place

as of 3/1/05.

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C&D TECHNOLOGIES

Priorities

        Return to profitable growth

Customer focus

alignment of assets and resources

Execution of fundamentals:

Quality, Delivery, Reynosa location

Technology leadership

Energy storage and electronics

Integration of recent acquisitions

Strategic sourcing (e.g., Lead) in Supply Chain Management

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C&D TECHNOLOGIES

Divisional Review

$700
$600
$500
$400
$300
$200
$100
$0
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

Standby
59%
Electronics
27%
Motive
14%

UPS/CATV
33%
Other
30%
Motive
14%
Telecom
23%

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C&D TECHNOLOGIES

Overview

Revenues by Division – FY 2005 $414.7M

Revenues by Market – FY 2005 $414.7M

Annual Revenues - $ Millions

C&D Technologies, Inc.

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C&D TECHNOLOGIES

Standby Power Division at a Glance

FY 2005 Revenues: $245.8 million

59% of CHP total

Applications

Standby Batteries & Electronics

Wire line / Fiber

Wireless Cell Sites/Pager Sites

Wireless Broadband

Cable Head End

Power Generation

Uninterruptible Power Supplies

Strategic Initiatives

Drive value through technology leadership

Continue industry-leading R&D effort

Provide perfect quality

Expand sealed capacity in Reynosa - msEndur

Accelerated Life Testing
Capacity Results at 71°C
120%
110%
100%
90%
80%
70%
60%
Capacity (8 hr Rate)
END OF LIFE=80%
0
50
100
150
200
250
Days at 71°C

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C&D TECHNOLOGIES

Capacity as Battery Ages

msEndur

Typical VRLA

MSE

Greater than 20 yr
life

10 days = 1 yr

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C&D TECHNOLOGIES

Motive Power Division at a Glance

FY 2005 Revenues: $57.4 million

14% of CHP total

Applications

Electric powered forklift trucks

Other material handling equipment

Automatic guided vehicles

Airline ground support vehicles

Q3 decision for strategic direction

On-time delivery

Reynosa location improvements

Provide perfect quality

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C&D TECHNOLOGIES

Power Electronics Division at a Glance

FY 2005 Revenues: $111.5 million

27% of CHP total

Expected to be over 35% in current fiscal year

Products:

Eighth Bricks

Quarter Bricks

Half Bricks

SIPs

VRMs

Power Pods

AC/DC Front Ends

Strategic Initiatives

Leverage technology leadership

Complete integration of Celab, Datel, CPS

Focus on exceeding customer expectations

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C&D TECHNOLOGIES

Power Electronics Acquisitions

C&D TECHNOLOGIES power electronics

DATEL

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C&D TECHNOLOGIES

            Low to Medium

           Power Products

Typically serves
Tier 2 and 3 OEM

DC/DC, AC/DC
and Magnetics

Well developed
channels to market

            Medium

            Power Products

Distribution
Strategy

DC/DC only

Entry into Data
Acquisition and
Panel Meters

            High

            Power Products

Access to Tier I
OEMs

DC/DC and
AC/DC

Engineering /
Technology
strength

Cross-selling opportunities

Potential manufacturing synergies (not included in financial projection model)

Access to new geographic and end-user markets

            Customized

            Power Products

Military market
focus

Custom and build
to print power

Celab

C P S

Power Electronics:  Building Blocks

One-Stop

Power

Electronics

Solution

NTV0505M
YYWW

500 WATT
4HP
PCMIG 2.11
+ IPMI/I²C

330

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C&D TECHNOLOGIES

Legacy PED Overview

DC/DC Converters

Less than 1 Watt to 150 Watts

Leader in package size including 1/8 brick at 50 watts

Very high efficiency / performance

AC/DC and DC/DC Power Supplies

Custom and standard products

50 Watts to 3000 Watts

Leader in Compact PCI packaging including IPMI

(remote monitoring by the customer)

Bulk Power (Rectifiers) - 7.5 to 150 Amps

Magnetics and Inductors

Panel Meters

Data Acquisition Products

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C&D TECHNOLOGIES

Celab Overview

Acquired March 2004

UK Based – Enhances international presence

Revenues ~ $12 million

Highly profitable

Military electronics niche

Cable TV power product

Potential cross selling opportunities in North America

583
583
DATEL
DATEL

Panel Meters

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C&D TECHNOLOGIES

Datel Overview

Acquired June 2005

Revenues ~ $60 million

Strong mid-power DC/DC converter business

Long-established international presence

UK

France

Germany

Japan

Very large customer base

Two new product lines

Digital Panel Meters

Data Acquisition Components

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CPS Overview

Acquired September 2005

Revenues ~ $90 million

Current revenues - ~ $60 million

High Power DC/DC Converters

AC/DC Power Supplies

Premier engineering / technology team

Access to Tier 1 OEMs

Integration challenges underestimated

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PED Acquisition Benefits

Post-acquisitions, PED is a fully-integrated provider of power electronics products

Diverse product line to meet broad range of customer

requirements

Technology development and product design leader

Multiple channels to market

Global manufacturing platform

Global R&D resources

Global sales presence

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Flagship Customers (Direct sales, direct engineering)

            - Standard and custom products

Broad Market  (Representatives, distribution)

        - Standard product only

Multiple Channels to Market

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C&D TECHNOLOGIES

Manufacturing

PED Global Manufacturing Presence

Tucson, USA

106 Employees

Mansfield, USA

355 Employees

Milton Keynes, UK

89 Employees

Nogales, Mexico

204 Employees

Guangzhou, China

403 Employees

495,000ft2 of Manufacturing Facilities
1,235 Employees

Bordon, UK

78 Employees

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Engineering

PED Global Engineering Presence

Tucson, USA

Mansfield, USA

Milton Keynes, UK

Guangzhou, China

8 Engineering Locations on 3 Continents -
82 Design Engineers

Shanghai, China

Oregon, USA

Toronto, Canada

Bordon, UK

Sales

PED Global Sales Presence

Portland, USA

Mansfield, USA

Milton Keynes, UK

Munich, Germany

12 Sales Locations
in 7 Countries on 3 Continents

Tadley, UK

Montigny Le
Bretonneux, France

Guangzhou, China

Tokyo, Japan

Osaka, Japan

Toronto, Canada

Tucson, USA

Bordon, UK

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C&D TECHNOLOGIES

Q&A Session